Inventories	12 Months Ended
Dec. 31, 2024
Inventories [Abstract]
Inventories
15    Inventories

Accounting policies
Inventories are stated at the lower of cost or net realizable value. The cost of inventories comprises all costs of purchase, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include direct labor and fixed and variable production overheads, considering the stage of completion and the normal capacity of production facilities. Costs of idle facility and abnormal waste are expensed. The cost of inventories is determined using the first-in, first-out (FIFO) method. The write-down of inventories to net realizable value is included in cost of sales.
Accounting estimates and judgments
Inventory is reduced for the estimated losses due to obsolescence. This reduction is determined for groups of products based on sales in the recent past and/or expected future demand.

Inventories are summarized as follows:
Philips Group
Inventories in millions of EUR

	2023	2024
Raw materials and supplies	1,309	1,344
Work in process	552	414
Finished goods	1,629	1,439
Inventories	3,491	3,198
In 2024, overall global inventories have operationally decreased by EUR 293 million with the increase in finished goods and decrease in other categories.
The write-down of inventories to net realizable value was EUR 230 million in 2024 and EUR 339 million in 2023.